UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 6, 2026

HEALTHEQUITY, INC.

Delaware	001-36568	52-2383166
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

15 West Scenic Pointe Drive
Suite 100
Draper, Utah 84020
(801) 727-1000

(Address, including Zip Code, and Telephone Number, including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	HQY	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(b)    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 6, 2026, HealthEquity, Inc. (the “Company”) announced that the employment of Eli Rosner, the Company’s Chief Technology Officer, will be terminated by the Company without cause, effective April 17, 2026. Sunil Rajasekar, the Company’s Executive Vice President, Chief Product and Strategy Officer, will be responsible for overseeing the Company’s technology organization as of that date.
In consideration of Mr. Rosner’s execution, delivery, and non-revocation of the release of claims against the Company and its subsidiaries and affiliates substantially in the form attached to his employment agreement, and his continuing compliance with certain restrictive covenants contained therein, Mr. Rosner will receive the previously negotiated severance payments and benefits set forth in the his employment agreement, as detailed in the Company’s most recent proxy statement filed with the Securities and Exchange Commission on May 13, 2025, and his outstanding equity awards will be treated in a manner consistent with the terms of the 2014 Stock Incentive Plan, the 2024 Stock Incentive Plan, and his applicable award agreements.
Sunil Rajasekar has served as the Company’s Executive Vice President, Chief Product and Strategy Officer since January 2026. Prior to joining HealthEquity, Mr. Rajasekar was the Chief Executive Officer and a director at BTRS Holdings, Inc., d/b/a Billtrust, from November 2022 through August 2025. Prior to serving as Billtrust’s Chief Executive Officer, Mr. Rajasekar served as the President of MINDBODY, Inc. from September 2018 through August 2022. He was a General Manager at eBay Inc. from May 2016 through July 2018, the Chief Technology and Product Officer at Lithium Technologies, Inc. (currently d/b/a Khoros, LLC) and a Vice President at Intuit Inc. from February 2004 to May 2012. Prior to joining Intuit, Mr. Rajasekar held various senior roles at Cisco Corporation and Oracle Corporation. Mr. Rajasekar holds a Bachelor of Commerce from Loyola University and an M.B.A. from the University of Toledo.
Item 9.01    Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHEQUITY, INC.
Date: April 6, 2026	By:	/s/ James Lucania
	Name:	James Lucania
	Title:	Executive Vice President and Chief Financial Officer